Exhibit 10.3

UNCONDITIONAL GUARANTY
OF PAYMENT AND PERFORMANCE

FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable considerations paid or delivered to the undersigned ROBERTS REALTY INVESTORS, INC., a Georgia corporation (hereinafter referred to as “Guarantor”), the receipt and sufficiency whereof are hereby acknowledged by Guarantor, and for the purpose of seeking to induce NORTH SPRINGS FINANCIAL, LLC, a Georgia limited liability company (hereinafter referred to as “Lender”) to extend credit in the original principal amount of $5,500,000.00 to ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (the foregoing is hereinafter referred to as “Borrower”), which Borrower is either wholly or partially owned by Guarantor and which extension of credit will be to the direct interest and advantage of Guarantor, Guarantor, does hereby unconditionally guarantee to Lender and its successors, successors-in-title and assigns (a) the full and prompt payment when due, whether by acceleration or otherwise, with such interest and fees as may accrue thereon, either before or after maturity thereof, of that certain promissory note dated of even date herewith executed by Borrower in favor of Lender in the original principal amount of $5,500,000.00 (hereinafter referred to as the “Indebtedness”), together with any renewals, modifications, consolidations and extensions thereof; (b) the full and prompt payment and performance of any and all obligations of Borrower to Lender under the terms of any deed(s) to secure debt securing the Indebtedness (hereinafter referred to collectively, if more than one, as a “Security Instrument”); and (c) the full and prompt payment and performance of any and all other obligations of Borrower to Lender under any other documents or instruments now or hereafter evidencing, securing, or otherwise relating to the Indebtedness (the Security Instrument, Loan Agreement, and said other documents and instruments are hereinafter referred to as “Loan Documents”).

Guarantor does hereby agree that if any Indebtedness is not paid by Borrower in accordance with its terms, or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Security Instrument or Loan Documents are not paid by Borrower in accordance with their terms, Guarantor will immediately make such payments. Guarantor further agrees to pay Lender all expenses (including reasonable attorney’s fees actually incurred) paid or incurred by Lender in endeavoring to collect the Indebtedness, or any part thereof, to enforce the obligations of Borrower guaranteed hereby, or to enforce this Guaranty.  Whenever reference is made to the payment of “attorneys’ fees,” “reasonable attorneys’ fees” or words of similar import in this Guaranty or any of the other Loan Documents, the same shall mean and refer to the payment of actual attorneys’ fees incurred based upon the attorney’s normal hourly rate and the number of hours worked, and not the statutory attorneys’ fees defined in O.C.G.A. Section 13-1-11.

Guarantor hereby consents and agrees that Lender may at any time, and from time to time, without notice to or further consent from Guarantor, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by it other collateral of like kind, or of any kind; modify the terms of all or any part of the Indebtedness or any of the Loan Documents; extend or renew all or any part of the Indebtedness for any period; grant releases, compromises and indulgences with respect to all or any part of the Indebtedness or the Loan Documents to any persons or entities now or hereafter liable thereunder or hereunder; release any other guarantor or endorser of all or any part of the Indebtedness, any Security Instrument, any Loan Agreement, or any other of the Loan Documents; or take or fail to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents, or any of them, or any security for the payment of the Indebtedness of Borrower to Lender or for the performance of any obligations or undertakings of Borrower, nor any course of dealing with Borrower or any other person, shall release Guarantor’s obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Lender. The provisions of this Guaranty shall extend and be applicable to all renewals, amendments, extensions, consolidations and modifications of the Loan Documents, and any and all references herein to the Loan Documents shall be deemed to include any such renewals, extensions, amendments, consolidations or modifications thereof. This Guaranty unconditionally guarantees the performance of all obligations to Lender made on behalf of Borrower or, if Borrower is a corporation, partnership, limited liability company or limited liability partnership, by any officer, partner, manager, member or agent of Borrower.

Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to any Guarantor to all indebtedness of Borrower to Lender, and agrees with Lender that Guarantor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Guarantor’s obligations hereunder because of any such indebtedness, and shall not take any action to obtain any of the security described in and encumbered by the Security Instruments; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

Guarantor hereby waives and agrees not to assert or take advantage of (a) the defense of the statute of limitations in any action hereunder or for the collection of the Indebtedness or the performance of any obligation hereby guaranteed; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of Guarantor or any other person or entity, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of Borrower or any other person or entity; (c) any defense based on the indebtedness or obligation of, or of any action or non-action on the part of, any other person whomsoever, in connection with any obligation hereby guaranteed; (d) any defense based upon an election of remedies by Lender which destroys or otherwise impairs any subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursement, or both; (e) any defense based upon failure of Lender to commence an action against Borrower; (f) any duty on the part of Lender to disclose to Guarantor any facts it may now or hereafter know regarding Borrower; (g) acceptance or notice of acceptance of this Guaranty by Lender; (h) notice of presentment and demand for payment of any of the Indebtedness or performance of any of the obligations hereby guaranteed; (i) protest and notice of dishonor or of default to Guarantor or to any other party with respect to the Indebtedness or performance of obligations hereby guaranteed; (j) any and all other notices whatsoever to which Guarantor might otherwise be entitled; (k) any defense based on lack of due diligence by Lender in collection, protection or realization upon any collateral securing the Indebtedness; and (l) any other legal or equitable defenses whatsoever to which Guarantor might otherwise be entitled.

This is a guaranty of payment and performance and not of collection. The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person, nor against securities or liens available to Lender, its successors, successors-in-title, endorsees or assigns. Guarantor waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event of a default under the Loan Documents, or any of them, Lender shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other instrument now or hereafter evidencing, securing or otherwise relating to the transactions contemplated by any Loan Agreement, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, Guarantor hereby authorizes and empowers Lender upon acceleration of the maturity of the Indebtedness (or any part thereof), at its sole discretion, and without notice to Guarantor, to exercise any right or remedy which Lender may have, including but not limited to, judicial foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver to collect rents and profits, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible. If the Indebtedness is partially paid by reason of the election of Lender, its successors, endorsees or assigns, to pursue any of the remedies available to Lender, or if the Indebtedness is otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for the entire balance of the Indebtedness even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy. Until all of the Indebtedness has been paid and all obligations of Borrower to Lender performed in full, Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any rights to participate in any security for the Indebtedness.

Guarantor hereby authorizes Lender, without notice to Guarantor, to apply all payments and credits received from Borrower or from Guarantor or realized from any security in such manner and in such priority as Lender in its sole judgment shall see fit to the Indebtedness, obligations and undertakings which are the subject of this Guaranty.

The books and records of Lender showing the accounts between Lender and Borrower shall be admissible into evidence in any action or proceeding hereon as prima facie proof of the items set forth therein.

Guarantor acknowledges that this Guaranty, and documents evidencing the Indebtedness, or any part thereof, and the Loan Documents were negotiated, executed and delivered in the State of Georgia, and shall be governed and construed in accordance with the laws of the State of Georgia.

Guarantor hereby (a) submits to personal jurisdiction in the State of Georgia for the enforcement of this Guaranty, and (b) waives any and all personal rights under the law of any state to object to jurisdiction within the State of Georgia for the purposes of litigation to enforce this Guaranty, and (c) waives any and all rights to a jury trial and agrees that any litigation involving Lender and Guarantor shall be tried and decided by a judge of the court having jurisdiction of the matter. Nothing contained herein, however, shall prevent Lender from bringing any action or exercising any rights against any security and against Guarantor personally, and against property of Guarantor within any other state. Initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the law of the State of Georgia shall govern the rights and obligations of Guarantor and Lender hereunder or of the submission herein made by Guarantor to personal jurisdiction within the State of Georgia. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the laws of the State of Georgia.

Each Guarantor warrants and represents to Lender that all financial statements heretofore delivered by Guarantor to Lender are true and correct in all material respects as of the date hereof.  Guarantor agrees to provide to Lender quarterly profit and loss statements in the form of its SEC filings.

Each Guarantor severally waives, for himself and his family, any and all homestead and exemption rights which any of them or the family of any of them may have under or by virtue of the Constitution or the laws of the United States of America or of any state as against this Guaranty, any renewal hereof, or any indebtedness represented hereby, and does jointly and severally transfer, convey and assign to Lender a sufficient amount of such homestead or exemption as may be allowed, including such homestead or exemption as may be set apart in bankruptcy, to pay all amounts due hereunder in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Lender a sufficient amount of property or money set apart as exempt to pay the indebtedness guaranteed hereby, or any renewal thereof, and does hereby, jointly and severally, appoint Lender the attorney-in-fact for each of them, to claim any and all homestead exemptions allowed by law.

This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Lender or any officer or agent of Lender, except by a writing signed by a duly authorized officer of Lender and bearing the seal of Lender. This Guaranty shall be irrevocable by Guarantor until all Indebtedness has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to any Loan Documents have been completely performed.

Any and all notices, elections or demands permitted or required to be made under this Guaranty shall be in writing, signed by the party giving such notice, election or demand, and shall be delivered personally, or sent overnight courier for next day delivery, to the other party at the address set forth below, or at such other address within the continental United States of America as may have theretofore been designated in writing. The effective date of such notice shall be the date of personal service or one (i) day after the date on which the notice is deposited with an overnight courier. For the purposes of this Guaranty:

The address of Lender is:	3200 Cobb Galleria Parkway
Suite 150
Atlanta, Georgia 30339

The address of Guarantor is:	450 Northridge Parkway
Suite 302
Atlanta, Georgia 30350
Attention: Mr. Charles S. Roberts

The provisions of this Guaranty shall be binding upon Guarantor and its successors, successors-in-title, heirs, legal representatives and assigns and shall inure to the benefit of Lender, its successors, successors-in-title, heirs, legal representatives and assigns. This Guaranty shall in no event be impaired by any change which may arise by reason of death of Borrower or Guarantor, if individuals, or by reason of the dissolution of Borrower or Guarantor, if Borrower or Guarantor is a corporation, partnership, limited liability company or limited liability partnership.

If from any circumstances whatsoever fulfillment of any provision of this Guaranty, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Guaranty that is in excess of the current limit of such validity. The provisions of this paragraph shall control every other provision of this Guaranty.

This Guaranty is assignable by Lender, and any assignment hereof or any transfer or assignment of the Indebtedness or portions thereof by Lender shall operate to vest in any such assignee all rights and powers herein conferred upon and granted to Lender.

IN WITNESS WHEREOF, the undersigned have executed this Guaranty under seal as of the 18th day of July, 2013.

Sworn to and subscribed before me	GUARANTOR:
this 18th day of July, 2013.
ROBERTS REALTY INVESTORS, INC.,
/s/ Miriam J DeBevc	a Georgia corporation
Witness

/s/ Carly Beth Underwood (Seal)	BY:	/s/ Charles S. Roberts
Notary Public		Charles S. Roberts, President
My Commission expires: 7/8/16
[CORPORATE SEAL]
[Notary Seal]